                                                                    Exhibit 99.5

                    FORM OF ELECTION/LETTER OF TRANSMITTAL



                                   MERGER OF

                             BUCK CONSULTANTS, INC.

                   WITH AND INTO A WHOLLY OWNED SUBSIDIARY OF

                            MELLON BANK CORPORATION

     This Form of Election/Letter of Transmittal is to be completed by stockholders of Buck Consultants, Inc., a Delaware corporation ("Buck"), and stock certificates (the "Share Certificates") for shares of Buck's Class A common stock, $5.459 par value per share (the "Class A Stock") and Class B common stock, $1.00 par value per share (the "Class B Stock," together with the Class A Stock, the "Buck Common Stock" or the "Shares of Buck"), are to be forwarded herewith to the Assistant Secretary, in order to effect an Election (as defined herein) in connection with the proposed merger of Buck with and into a wholly owned subsidiary of Mellon Bank Corporation, a Pennsylvania corporation ("Mellon").

                          The Assistant Secretary is:
                             Karl W. Lohwater, Esq.
                             Buck Consultants, Inc.
                                500 Plaza Drive
                            Secaucus, NJ  07096-1533
                           Telephone:  (201) 902-2392
                           Facsimile:  (201) 902-2420



     DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 (FORM W-8 FOR NON-U.S. RESIDENTS) PROVIDED BELOW.

     The instructions accompanying this FORM OF ELECTION/LETTER OF TRANSMITTAL should be read carefully before this Form of Election/Letter of Transmittal is completed.

THE DEADLINE FOR SUBMITTING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL, TOGETHER WITH YOUR SHARE CERTIFICATES, IS 5:00 P.M., NEW YORK CITY TIME, ON JUNE 20, 1997, UNLESS EXTENDED (THE "ELECTION DEADLINE").

     Buck stockholders whose Share Certificates are not immediately available should contact the Assistant Secretary as soon as possible to arrange for the proper documentation to be prepared.

     BUCK STOCKHOLDERS MAY CHOOSE TO MAKE A STOCK ELECTION AND/OR A CASH ELECTION WITH RESPECT TO ALL OR CERTAIN PORTIONS OF THE SHARES HELD BY SUCH HOLDERS.


PLEASE COMPLETE THE  FOLLOWING:

                                         TYPE OF ELECTION (See Instructions B1, B2 and B3)
----------------------------------------------------------------------------------------------------------------------------------
                                    Shares Submitted (Attach separate signed list if necessary)
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                   Total
                                                                                                   Number
                                                                                                  of Shares
                                                                                                 Represented
                                                            Certificate                              by
Name(s) and Address(es) of Registered Holder(s)               Number                             Certificate
----------------------------------------------------------------------------------------------------------------------------------

                                                       ---------------------------------------------------------------------------

                                                       ---------------------------------------------------------------------------

                                                       ---------------------------------------------------------------------------

                                                       ---------------------------------------------------------------------------

                                                       ---------------------------------------------------------------------------

                                                       ---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total Number of Shares

==================================================================================================================================

Election                                                        Cash                                          Stock
                                                               Election                                      Election
                                                          (Must be made in 10%                         (Must be made in 10%
                                                          increments; 0% to 100%)                      increments; 0% to 100%)
                                                       ---------------------------------------------------------------------------
                                                                              %                                             %
----------------------------------------------------------------------------------------------------------------------------------

     Each Buck stockholder hereby elects, subject to the proration and other limitations set forth below, (i) to have each share of the Class A Stock represented by applicable Share Certificates converted into approximately $281 of value (the "Class A Consideration") consisting of (a) shares (the "Class A Stock Consideration") of Mellon's common stock, par value $.50 per share (the "Mellon Common Stock"), and (b) cash (the "Class A Cash Consideration"), or certain combinations thereof (the "Class A Mixed Payment Consideration") and
(ii) to have each share of the Class B Stock represented by applicable Share Certificates converted into approximately $267 of value (the "Class B Consideration," and together with the Class A Consideration, the "Total Consideration") consisting of (a) shares (the "Class B Stock Consideration," and together with the Class A Stock Consideration, the "Total Stock Consideration") of Mellon Common Stock and (b) cash (the "Class B Cash Consideration," and together with the Class A Cash Consideration, the "Total Cash Consideration"), or certain combinations thereof (the "Class B Mixed Payment Consideration," and together with the Class A Mixed Payment Consideration, the "Total Mixed Payment Consideration"), provided that the aggregate market value, on the day prior to the Effective Time, of the Mellon Common Stock to be issued pursuant to the Total Stock Consideration is at least equal to 55.6% of the $225,000,000 to be paid in the Merger to (a) the Buck stockholders and (b) certain retired stockholders under Buck's Retiree Protection Plan. In the event that this limitation may be violated, the Total Cash Consideration and the Total Mixed Payment Consideration will automatically be converted to increase the Total Stock Election and the stock portions of the Total Mixed Payment Consideration to the extent necessary to satisfy the limitation. Any such conversion will be done equitably to treat all Buck stockholders who have elected cash equally based on the amount of cash elected to be received.

     It is understood that the following election is subject to (i) the terms, conditions and limitations set forth in the Prospectus/Proxy Statement, dated May 30, 1997, relating to the Merger (the "Prospectus/Proxy Statement"), receipt of which is hereby acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger, dated as of March 17, 1997 (the "Merger Agreement"), attached as Annex I to the Prospectus/Proxy Statement and (iii) the accompanying instructions. Mellon's acceptance of Shares delivered pursuant to this Form of Election/Letter of Transmittal will constitute a binding agreement between the undersigned and Mellon upon the terms and subject to the conditions of (i), (ii) and (iii) listed above.

     ALTHOUGH THERE CAN BE NO ASSURANCE THAT A HOLDER OF SHARES OF BUCK COMMON STOCK WHO DESIRES TO RECEIVE THE CLASS A CASH CONSIDERATION OR CLASS B CASH CONSIDERATION, AS APPLICABLE, WILL RECEIVE SUCH CONSIDERATION AS TO ALL OF HIS SHARES, A HOLDER OF SHARES OF BUCK COMMON STOCK HAVING A PREFERENCE FOR CLASS A CASH CONSIDERATION OR CLASS B CASH CONSIDERATION, AS APPLICABLE, SHOULD MAKE AN ELECTION BECAUSE SHARES AS TO WHICH AN ELECTION HAS NOT BEEN MADE WILL RECEIVE THE CLASS A STOCK CONSIDERATION OR THE CLASS B STOCK CONSIDERATION, AS APPLICABLE, IN THE MERGER. NONE OF MELLON, BUCK, THE MELLON BOARD OF DIRECTORS OR THE BUCK BOARD OF DIRECTORS MAKES ANY RECOMMENDATION AS TO WHETHER STOCKHOLDERS SHOULD ELECT TO RECEIVE THE CLASS A CASH CONSIDERATION OR CLASS B CASH CONSIDERATION, AS APPLICABLE, OR THE CLASS A STOCK CONSIDERATION OR CLASS B STOCK CONSIDERATION, AS APPLICABLE, IN THE MERGER. EACH STOCKHOLDER MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO SUCH ELECTION.

     Failure of a holder of Shares to complete properly and to return this Form of Election/Letter of Transmittal, together with his or her Share Certificates, to the Assistant Secretary by the Election Deadline or a holder of Shares who fails to comply with the election procedures described in the Prospectus/Proxy Statement and this Form of Election/Letter of Transmittal (including the instructions hereto) will cause such holder's Shares to be converted into the right to receive the Class A Stock Consideration or Class B Stock Consideration, as applicable, without regard to the preference of such holder of Shares.

     The undersigned authorizes and instructs you, as Assistant Secretary, to deliver the Share Certificates listed above and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, any check for the cash or any certificate for the shares of Mellon Common Stock issuable in the Merger.

     The undersigned represents and warrants that the undersigned has full power and authority to surrender the Share Certificate(s) surrendered herewith free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Share Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Share Certificate(s) shall pass only after the Assistant Secretary has actually received the Share Certificate(s). All questions as to the validity, form and eligibility of any Election and surrender of Share Certificates hereunder shall be determined by Mellon (which may delegate power in whole or in part to the Assistant Secretary), and such determination shall be final and binding. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Assistant Secretary or Mellon to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the Shares delivered herewith. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned understands that the purpose of the election procedure is to permit holders of Shares to express their preferences for the type of consideration they wish to receive in the Merger, provided that the aggregate market value, on the day prior to the Effective Time, of the Mellon Common Stock to be issued pursuant to the Total Stock Consideration is at least equal to 55.6% of the $225,000,000 to be paid in the Merger to (a) the Buck stockholders and (b) certain retired stockholders under Buck's Retiree Protection Plan. Subject to the proration and the limitations described below and in the Merger Agreement, the Assistant Secretary will honor the properly made stock elections and cash elections made by holders of Shares when it issues shares of Mellon Common Stock and the Total Cash Consideration (or as adjusted as provided above) after the Effective Time (as defined in the Prospectus/Proxy Statement).

     The undersigned understands that in lieu of any fractional share of Mellon Common Stock, Mellon will pay to each former stockholder of Buck who otherwise would be entitled to receive a fractional share of Mellon Common Stock an amount in cash determined by multiplying (i) the Transaction Share Price (as defined in the Merger Agreement) on the date on which the Effective Time occurs by (ii) the fractional interest in a share of Mellon Common Stock to which such holder would otherwise be entitled.

     Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue any check and register any certificate for shares of Mellon Common Stock in the name of the registered holder(s) of the Shares appearing above under "Type of Election." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any shares of Mellon Common Stock to the address of the registered holder(s) of the Shares appearing above under "Type of Election ."

SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
(See Instructions A1 and C3)               (See Instructions A1 and C3)

To be completed ONLY if the                To be completed ONLY if the check
check is to be made payable                or the certificates for shares of
to, or the certificates for                Mellon Common Stock are to be
shares of Mellon Common Stock              mailed to someone other than
are to be registered in the                the undersigned or to the
name of, someone other than                undersigned at an address other
the undersigned.                           than that shown under
                                           "Type of Election."

Name:                                      Mail check and/or certificates to:
     --------------------------------
              (Please Print)

Address:                                   Name:
        -----------------------------           -------------------------------
                                                        (Please Print)
 ------------------------------------
                           (Zip Code)      Address:
                                                   ----------------------------

                                           ------------------------------------
                                                                     (Zip Code)
 ------------------------------------
(Taxpayer Identification or Social         ------------------------------------
Security Number) (See Substitute                     (Account Number)
Form W--9 Below)
-------------------------------------

                     ALL BUCK STOCKHOLDERS MUST SIGN BELOW

                                     SIGN HERE
       IMPORTANT:  COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 (OR FORM W-8) BELOW


                                        Name(s):
----------------------------------              -------------------------------
(Signature(s) of Owner(s))                              (Please Print)

                                        Capacity
                                        (full title):
                                                     --------------------------

-------------------------------------   Address:
Must be signed by registered owner(s)           --------------------------------
exactly as name(s) appear(s) on stock
certificate(s) or by person(s)          ----------------------------------------
authorized to become registered                                      (Zip Code)
holder(s) by certificates and
documents transmitted herewith.         ----------------------------------------
If signature is by attorney, executor,      (Area Code and Telephone Number)
administrator, trustee or guardian or
others acting in a fiduciary capacity,  ----------------------------------------
set forth full title and see                  (Taxpayer Identification or
Instruction C2.                                  Social Security Number)
                                        Dated:
                                              ----------------------------------

     In order to ensure compliance with federal income tax requirements, each holder of Shares is requested to provide the Assistant Secretary with his or her correct Taxpayer Identification Number and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. See Instruction C6 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 is enclosed herewith. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.


                                Part 1--PLEASE         Social Security Number
                              PROVIDE YOUR TIN IN     or Taxpayer Identification
SUBSTITUTE                    THE BOX AT RIGHT AND             Number
Form W-9                       CERTIFY BY SIGNING
                               AND DATING BELOW.
                           -----------------------------------------------------
                           Part 2--Awaiting TIN [ ]
                           -----------------------------------------------------
Department of the          CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I
Treasury                   CERTIFY THAT (1) the number shown on this form is
Internal Revenue Service   my correct taxpayer identification number (or I am
                           waiting for a number to be issued to me) and (2) I
                           am not subject to backu withholding either because
Payor's Request for        (a) I am exempt from backup withholding, (b) I
Taxpayer Identification    have not been notified by the Internal Revenue
Number (TIN)               Service that I am subject to backup withholding as
                           a result of the failure to report all interest or
                           dividends, or (c) the Internal Reenue Service has
                           notified me that I am no longer subject to backup
                           withholding.
                           -----------------------------------------------------
                           Signature                         Date:
                                     -----------------------      --------------
                           -----------------------------------------------------
                             You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of under reporting interest or dividends
                             on your tax return.  However, if after being
                             notifid by the IRS that you were subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

           CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either that (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Ceter or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me wil be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature                          Date
         -------------------------      -------------------

                                  INSTRUCTIONS

A. General

     1. If a Share Certificate is registered in the name of a person other than the signer of this Form of Election/Letter of Transmittal, then the Share Certificate must be endorsed or accompanied by appropriate stock powers, and signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate, with the signature(s) on such Share Certificate or stock powers guaranteed as described above. See Instruction C2.

     2. Delivery of Form of Election/Letter of Transmittal and Share Certificates. This Form of Election/Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith. Share Certificates evidencing all delivered Shares together with a properly completed and duly executed Form of Election/Letter of Transmittal (or facsimile thereof) and any other documents required by this Form of Election/Letter of Transmittal (or facsimile thereof) and any other documents required by this Form of Election/Letter of Transmittal, must be received by the Assistant Secretary at his address (as provided above) prior to the Election Deadline. If Share Certificates are forwarded to the Assistant Secretary in multiple deliveries, a properly completed and duly executed Form of Election/Letter of Transmittal must accompany each such delivery.

     Buck stockholders whose Forms of Election/Letters of Transmittal and Share Certificates are not received prior to the Election Deadline will not be entitled to specify their preference(s) and will receive shares of Mellon Common Stock in the Merger. Therefore, in all cases, sufficient time should be allowed to ensure timely delivery.

     3. Inadequate Space. If the space provided herein under "Type of Election" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares delivered should be listed on a separate signed schedule and attached hereto.

     4. Change or Revocation of Election. Any holder of Share Certificates may, at any time prior to the Election Deadline, change his or her Election by submitting to the Assistant Secretary a properly completed and signed revised Form of Election/Letter of Transmittal and all required additional documents, provided that the Assistant Secretary receives such revised Form of Election/Letter of Transmittal and other necessary documents prior to the Election Deadline. Any holder of Shares may, at any time prior to the Election Deadline, revoke his or her prior valid Election by written notice received by the Assistant Secretary prior to the Election Deadline or by written withdrawal prior to the Election Deadline of his or her Share Certificates previously deposited with the Assistant Secretary.

     5. Automatic Revocations of Elections. All Elections will be revoked automatically if the Assistant Secretary is notified in writing by Mellon that the Merger Agreement has been terminated, and Share Certificates will be promptly returned to the persons who have submitted them.

B.     Election and Allocation Procedures

     1. Elections. By completing the appropriate box above and completing this Form of Election/Letter of Transmittal in accordance with the instructions hereto, a Buck stockholder will be permitted to make a stock election and/or a cash election (each, an "Election") in 10% increments with respect to all or any portion of the Shares held by such holder, provided that the aggregate market value, on the day prior to the Effective Time, of the Mellon Common Stock to be issued pursuant to the Total Stock Consideration is at least equal to 55.6% of the $225,000,000 to be paid in the Merger to (a) the Buck stockholders and (b) certain retirees of Buck to whom Buck has certain outstanding contractual obligations.

     Each Buck stockholder should consult his or her own financial advisor and tax advisor as to the specific consequences of the Merger and the Election to such stockholder.

     No alternative, conditional or contingent Elections will be accepted.

     2.    Allocations.   Each Buck stockholder, as applicable, will receive,
the full amount of the Class A Stock Consideration, the Class A Cash Consideration, the Class B Stock Consideration, the Class B Cash Consideration or the combinations thereof to the extent such forms of consideration were properly elected by such stockholder; provided that the aggregate market value, on the day prior to the Effective Time, of the Mellon Common Stock to be issued pursuant to the Total Stock Consideration is at least equal to 55.6% of the $225,000,000 to be paid in the Merger to (a) the Buck stockholders and (b) certain retired stockholders under Buck's Retiree Protection Plan. In the event that this limitation may be violated, the Total Cash Consideration and the Total Mixed Payment Consideration will automatically be converted to increase the Total Stock Election and the stock portions of the Total Mixed Payment Consideration to the extent necessary to satisfy the limitation. Any such conversion will be done equitably to treat all Buck stockholders who have elected cash equally based on the amount of cash elected to be received.

     3. Treatment of Non-Electing Shares. Each Non-Electing Share will be converted into the Class A Stock Consideration or Class B Stock Consideration, as applicable, without regard to the preference of such holder of Shares.

     4. Election Deadline. The Election Deadline for submitting this Form of Election/Letter of Transmittal to the Assistant Secretary is 5:00 p.m., New York City time, on June 20, 1997, unless extended.

     Failure of a holder of Shares to complete properly and to return this Form of Election/Letter of Transmittal together with his or her Share Certificates to the Assistant Secretary by the Election Deadline or a holder who fails to comply with the election procedures described in the Prospectus/Proxy Statement and this Form of Election/Letter of Transmittal (including the instructions hereto) will cause each of such holder's Shares to be treated as a "Non-Electing Share" in the Merger and converted into the right to receive the Class A Stock Consideration or the Class B Stock Consideration, as applicable, without regard to the preference of such holder of Shares.

     In connection with making an Election, a Buck stockholder should read carefully, among other matters, the description and statement of the information contained in the Prospectus/Proxy Statement under "The Merger--Certain Federal Income Tax Consequences of the Merger to Buck Stockholders."

C. Receipt of Merger Consideration, Signatures, Special Instructions, Taxes and Additional Copies

     1. Receipt of Merger Consideration. As soon as practicable after the Effective Time, checks and certificates representing shares of Mellon Common Stock will be distributed to those holders who are entitled thereto and who have surrendered their Share Certificates to the Assistant Secretary for cancellation.

     2. Signatures on Form of Election/Letter of Transmittal; Stock Powers and Endorsements.

     (a) If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     (b) If any Share delivered herewith is owned of record by two or more persons, all such persons must sign this Form of Election/Letter of Transmittal.

     (c) If any of the Shares delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Forms of Election/Letters of Transmittal as there are different registrations of such Shares.

     (d) If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, no endorsements of Share Certificates or separate stock powers are required, unless checks are to be payable to the order of, or certificates evidencing shares of Mellon Common Stock are to be registered in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s).

     (e) If this Form of Election/Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares delivered herewith, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s).

     (f) If this Form of Election/Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Buck of such person's authority so to act must be submitted.

     3. Special Payment and Delivery Instructions. If any check or certificates evidencing shares of Mellon Common Stock are to be payable to the order of, or registered in the name of, a person other than the person(s) signing this Form of Election/Letter of Transmittal or if such checks or such certificates are to be sent to someone other than the person(s) signing this Form of Election/Letter of Transmittal or to the person(s) signing this Form of Election/Letter of Transmittal but at an address other than that shown in the box entitled "Type of Election," the appropriate boxes on this Form of Election/Letter of Transmittal must be completed.

     4. Stock Transfer Taxes. Mellon will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger, provided, however, that if any such check or certificate is to be issued in a name other than that in which the Share Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange, and the issuance of any check or certificate, that the person requesting such exchange shall either (i) pay to the Assistant Secretary the amount of any stock transfer taxes (whether imposed on the registered holder or such person), payable on account of the transfer to such person, or (ii) provide the Assistant Secretary with satisfactory evidence of the payment of such taxes or exemption therefrom.

     Except as provided in this instruction C4, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares delivered herewith.

     5. Requests for Assistance or Additional Copies. Requests for assistance, additional copies of the Prospectus/Proxy Statement, this Form of Election/Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to or obtained from the Assistant Secretary at his telephone number set forth above.

     The failure of a Buck stockholder to complete and return Substitute Form W-9 may result in such stockholder being subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of Total Cash Consideration that are made to such stockholder with respect to Shares purchased pursuant to the Merger may be subject to backup withholding of 31%. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an IRS Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 is enclosed herewith. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. If backup withholding applies with respect to a stockholder, the Assistant Secretary is required to withhold 31% of any cash payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments of Total Cash Consideration that are made to a stockholder with respect to Shares delivered herewith, the stockholder is required to notify the Assistant Secretary of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form

W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

     Each Buck stockholder is required to give the Assistant Secretary the TIN of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which TIN to report. If the Buck stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the Buck stockholder should check the box in
Part 2, sign and date the Substitute Form W-9 and complete the Certification of Awaiting Taxpayer Identification Number. Notwithstanding that the box in Part 2 is checked and the Certification of Awaiting Taxpayer Identification Number is completed, the Assistant Secretary will withhold 31% of all payments of Total Cash Consideration to such Buck stockholder until a properly certified TIN is provided to the Assistant Secretary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Assistant Secretary within 60 days.

     7. Lost, Destroyed or Stolen Share Certificates. If any Share Certificate(s) representing Shares has been lost, destroyed or stolen prior to the Effective Time, the Buck stockholder should promptly notify the Assistant
Secretary at his address or telephone number set forth above.   The Buck
stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Form of Election/Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed. Following the Effective Time, if any Share Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Assistant Secretary.

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